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                                                                   EXHIBIT 11



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" and "General Information -- Independent Auditors" and to the use of our report dated October 2, 1996, in this Registration Statement on Form N-1A under the Securities Act of 1933 (File No. 33-47875) and under the Investment Company Act of 1940 (File No. 811-6669) of Merrill Lynch Fundamental Growth Fund, Inc.

Ernst & Young LLP
Princeton, New Jersey
December 18, 1996